CREDIT AGREEMENT


         THIS CREDIT AGREEMENT is entered into as of June 17, 1998 by and between Motorola Inc., a Delaware corporation, (hereinafter "Motorola") and ARDIS Company, a New York general partnership (the "Borrower" or "you").

         You have asked Motorola to provide financing to you (the "Credit") for the purchase of certain equipment from Motorola. Motorola is willing to provide the Credit on the terms and conditions set forth in this Credit Agreement and the attached Exhibits, which are part of this Credit Agreement. The terms and conditions ("Terms and Conditions") attached to this Credit Agreement as Exhibit "A" include definitions for many of the terms used below.

         1. Amount of Credit;  Note. The aggregate  maximum  principal amount of
            -----------------------
Credit that may be drawn under this Credit Agreement shall be $10,000,000. You may obtain Advances under this Credit Agreement until June 16, 2000, if, at the time of requesting an Advance, you have complied with all Requirements for Advances. Amounts repaid under this Credit Agreement may not be re-borrowed. Motorola shall have no obligation, express or implied, to extend or to grant additional credit after this Credit Agreement expires. The Credit shall be evidenced by a promissory note ("Note") in substantially the form attached as Exhibit "B" duly executed on behalf of the Borrower.

         2. Drawdown  Procedure.  At the time you order equipment from Motorola,
            -------------------
you will notify Motorola in writing on the purchase order that you intend to finance the purchase with Motorola under this Credit Agreement, and will identify the location (by State and county) at which each item of equipment may be located during the term of this Agreement. By issuing that notice you will be deemed to represent and warrant that all prior statements of your account are correct. Upon shipment of each such item of equipment, provided that all Requirements for Advances have been satisfied, if the Requirements for Advances have been satisfied, Motorola shall thereupon be deemed to have made an Advance equal to 75% of the purchase price of such item of equipment, and Motorola shall make a notation on its books and records, and on the schedule to the Note, showing such Advance. On each Quarterly Date during the term of this Credit Agreement, the aggregate amount of the Advances made since the date hereof, or if later, since the date of the most recent Quarterly Date, shall constitute a Loan, which shall bear interest at the Applicable Rate and amortize as set forth herein. You hereby irrevocably authorize Motorola at any time to endorse on the Note (or record on its books and records) the date and amount of any Advances made by Motorola to you, the outstanding balance of all Advances and Loans at any time and each payment and prepayment of any principal plus interest accruing thereon. Such endorsement or record shall be prima facie evidence of the principal amount owing on the Note in any proceedings to enforce the payment thereof; provided, that failure to record an Advance or any erroneous recordation shall not affect Borrower's obligations to repay all sums actually borrowed hereunder. No Advance or deemed Advance shall be permitted for any payment of principal or interest due under the Note. You will receive from Motorola, on or about the Thursday immediately preceding the last Monday of the month, an itemized list of equipment provided to you during the most recent monthly period. You will pay to Motorola, within thirty days from the invoice date, the full amount of the purchase price for equipment and services shown on such invoice, less the amount of any Advances made for the purchase of any such equipment as provided above.

         3.       Interest Rate.  You agree to pay interest to Motorola  on  the
                  --------------
principal amount of the Credit outstanding from time to time. If the Credit is not in Default, you will pay interest each quarter in arrears at the Applicable Rate. If, and as long as, the Credit is in Default, the interest rate will be increased another three percent (3%) per annum above the Applicable Rate (the "Default Rate") and will be payable upon demand. As detailed in the Terms and Conditions, under no circumstances will you be required to pay an interest rate or an amount of interest greater than the maximum interest allowed by applicable law.

         4.       Repayment Terms.  Motorola  will  send  you quarterly invoices
                  ---------------
showing principal and interest due. You agree to pay each invoice on or before its due date. The principal portion of each Loan will be amortized over a three year period beginning with the Quarterly Date on which such Loan commences, in twelve consecutive equal quarterly installments. You agree to pay a late charge equal to five percent (5%) of any principal amount payable by you for any invoice payment not received by Motorola within ten days of the due date. Your failure to pay an invoice within fifteen days of its due date constitutes an Event of Default under this Credit Agreement.

         5.  Financial Information.  Motorola  has  agreed to provide the Credit
             ---------------------
based on financial information you have prepared and supplied. Between the date of the financial information and the date of this Credit Agreement, you confirm that there has been no material, adverse change in your financial condition or business operation. As described in the Terms and Conditions, you agree to give Motorola updated financial information during the time the Credit is outstanding.

         6.  Collateral.  As security for the timely payment and  performance of
             ----------
your Obligations, you hereby grant to Motorola a perfected, first priority security interest and lien in the Collateral. At the time of delivery of each purchase order as described in Section 2 above, you will deliver to Motorola an executed Financing Statement on form UCC-1 substantially in the form of Exhibit "E" to this Agreement for filing in each jurisdiction identified as a location where the equipment ordered may be located during the term of the Agreement. You hereby authorize Motorola to attach to each such Financing Statement a schedule listing the serial numbers or other identifying information describing the equipment shipped in accordance with the purchase order, and to file such Financing Statements in each jurisdiction in which it deems such filing necessary to perfect Motorola's security interest in the Collateral. You agree to execute such other documents and take all reasonable actions requested by Motorola, at your expense, to perfect and maintain the perfection of Motorola's security interest in the Collateral.

         The Credit will also be secured by the joint and several Guarantees of the Guarantors listed on Exhibit "C", guaranteeing repayment of the Credit (in accordance with Guarantee Agreements in the form attached as Exhibit "C").

         7.  Waiver  of Jury  Trial.  YOU AND  MOTOROLA  AGREE  THAT ANY  CLAIM,
             ----------------------
COUNTERCLAIM, SETOFF, OR DEFENSE RELATING IN ANY WAY TO (A) THIS AGREEMENT (INCLUDING ALL EXHIBITS AND ALL OTHER DOCUMENTS RELATING TO THIS AGREEMENT), OR
(B) ANY ACTION, OMISSION, COURSE OF CONDUCT, PRACTICE, OR TRANSACTION BY YOU OR MOTOROLA (INCLUDING THE RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AND OTHER REPRESENTATIVES OF EACH) SHALL BE HEARD AND DETERMINED BY A COURT WITHOUT A JURY. YOU AND MOTOROLA HAVE ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THIS PROVISION AS A MATERIAL TERM OF THE CREDIT.

         8.  Governing Law. Motorola's headquarters are in Schaumburg, Illinois;
             -------------
this Credit Agreement will, if accepted and executed by Motorola, become a contract in the State of Illinois and be governed by the law of Illinois, without regard to its conflicts of law rules. Upon the occurrence of any Event of Default, however, Motorola shall also have the right to enforce this Credit Agreement and related collateral documents in accordance with the laws of any jurisdiction in which an Obligor or Collateral may then be located, or in which the law permits Motorola to bring suit.

         9. No Other Agreements;  Complete Review. You and Motorola  acknowledge
            -------------------------------------
and agree that this Credit Agreement and the other documents executed pursuant to this Agreement collectively comprise the complete written agreement regarding the Credit; there are no other understandings, inducements, representations, negotiations, or promises of any kind other than those written here and those made a part of this Credit Agreement. You and Motorola also acknowledge that they have reviewed, with their own attorneys if desired, all the terms, conditions, and provisions of this Credit Agreement and the attached Exhibits.

         10.      Limitation on Liability.  In  no event shall Motorola have any
                  -----------------------
liability under or in connection with this Credit Agreement or any exhibit hereto for special, incidental, indirect, or consequential damages of any sort, including (without limitation) lost profits. If you have previously obtained financing from Motorola or otherwise purchased equipment or services from
Motorola:

                  (a) you hereby release Motorola and its officers, directors, and employees from and against any claim, counterclaim, defense, setoff, or other liability with respect to any transaction, course of dealing, or other matter that arose or occurred before you signed this Credit Agreement, and

                  (b) you acknowledge that any prior credit terms or agreements, whether written or oral (but excluding any open account arrangements), have now been superseded and replaced by this Credit Agreement.

         11. Absolute Obligation. ANY PRESENT OR FUTURE LAW TO THE CONTRARY NOTWITHSTANDING, YOUR OBLIGATION TO PAY MOTOROLA ALL AMOUNTS DUE HEREUNDER IS ABSOLUTELY UNCONDITIONAL. YOU SHALL NOT BE ENTITLED TO ANY ABATEMENT, REDUCTION, SETOFF, COUNTERCLAIM, DEFENSE, INTERRUPTION, DEFERMENT, RECOUPMENT OR DEDUCTION WITH RESPECT TO ANY PRINCIPAL OR INTEREST PAYMENT OR ANY OTHER SUM PAYABLE HEREUNDER, NO MATTER HOW, WHEN OR AGAINST WHOM ASSERTED, ARISING OR CLAIMED, NOR SHALL ANY OF YOUR OBLIGATIONS HEREUNDER BE AFFECTED FOR ANY REASON WHATSOEVER. The foregoing shall not be deemed to amend or limit your right to make a claim against Motorola for any obligation or liability that Motorola may otherwise have to you under the Purchase Agreement.

         12. Confidentiality. Neither you nor Motorola will disclose this Credit
             ---------------
Agreement or its terms to a third party except (a) insofar as the third party has a "need to know" (as in the case of a party's accountants), in which case the third party will be instructed to abide by this Paragraph 10, (b) in the event disclosure is necessary to enforce the Credit Agreement or is compelled by subpoena, requirement of law, or order of a court of competent jurisdiction, or
(c) by prior written consent of both parties.

         EXECUTED by the parties as of the date first set forth above:

Notice Address:                                      ARDIS COMPANY
ARDIS Company
10802 Parkridge Boulevard
Reston, VA 20901-5416                                By:/s/Walter V. Purnell Jr.
                                                        ------------------------
Attn: President and Treasurer                           Walter V. Purnell Jr.

Tel.: (703) 758 6000                                 Its:  President
Fax : (703) 758-6111

With a copy to:
ARDIS Company
300 Knightsbridge Parkway
Suite 500
Lincolnshire, IL 60069
Attn: Vice President and Executive Counsel

Tel.: (847) 913-4226
Fax: (847) 913-4755


Notice Address:                                   MOTOROLA INC.
Motorola Credit Corporation
1303 East Algonquin Road
Schaumburg, Illinois  60196
Tel: (847) 725-4502                               By:/s/Michael Faill
                                                     --------------------
Fax: (847) 725-5097
                                                  Its:Sr. Manager
                                                      Worldwide Customer Finance
With a copy to:

Motorola Paging Products Group
5401 N. Beach Street
Mail Stop S22313
Fort Worth, TX  76137
Attn: Customer Finance
Tel: (817) 245-2705
Fax: (817) 245-2236

                                    EXHIBITS



         A        Terms and Conditions

         B        Form of Promissory Note

         C        List of Guarantors and Form of Guarantee Agreement

         D        List of Subsidiaries of the Borrower

         E        Form of Financing Statement

         F        List of Assumed Names of the Borrower

                                    EXHIBIT A


                              TERMS AND CONDITIONS


         The following terms and conditions are referred to as the "Terms and Conditions" in, and have been made a part of, the Credit Agreement dated as of June 17, 1998 between MOTOROLA INC. ("Motorola") and ARDIS COMPANY (the "Borrower" or "you").

                                 1. Definitions

         Certain terms of the Credit Agreement and these Terms and Conditions carry particular meanings when used with initial capital letters, as follows:

         "Advance" means an extension of Credit made under the Credit Agreement upon satisfaction of the conditions set forth in the Credit Agreement, including these Terms and Conditions.

         "Advance Date" means the date on which an Advance is made or deemed to be made under the Credit Agreement.

         "Agreement" and "Credit Agreement" mean the Credit Agreement described above, these Terms and Conditions, and the other Exhibits attached to the Credit Agreement.

         "Applicable Rate" means: (i) from the date of an Advance until the immediately following Quarterly Date, a rate of interest equal to thirteen percent (13%) and (ii) from the Quarterly Date which constitutes the Borrowing Date with respect to a Loan until the date of repayment in full of such Loan, a rate of interest equal to LIBOR plus 7.0%. The Applicable Rate will be calculated on the basis of a 365 or 366 day year, based upon the actual number of days elapsed.

         "Applicable Term" means thirty six months from the applicable Borrowing Date for repayment of principal.

         "Borrowing Date" means each Quarterly Date on which one or more Advances shall become a Loan under the Credit Agreement.

         "Business Day" means a day other than Saturday, Sunday or any other day on which commercial banks in Illinois are authorized or required by law to close.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means all of your right, title, and interest in and to any equipment purchased by you from Motorola with proceeds from any Advance hereunder, wherever located, whether now owned or hereafter acquired, including all substitutions, accessions, replacements, or renewals, and all proceeds and products with respect to any such property (including, without limitation, any insurance proceeds).

         "Default" means the occurrence of any of the events or conditions specified in Section 6, whether or not such event has matured into an Event of Default through the giving of notice, the lapse of time, or both.

         "Escrowed Funds" means funds held in escrow with respect to amounts due under the UPS Agreement as set forth in the letter agreement dated December 31, 1998 between American Mobile Satellite Corporation and Motorola.

         "Event of Default" is defined in Section 6.

         "FCC" means the Federal Communications Commission.

         "Filing Jurisdiction" means, as to any item of Collateral, any jurisdiction in which Borrower has notified Motorola that such item of Collateral may be located, as required under Section 2 of the Agreement, and has delivered Financing Statements to Motorola, as required under Section 6 of the Agreement, and (after the date which is thirty (30) days following delivery of a notice to Motorola under Section 4.8.4 hereof), such additional jurisdictions as are identified in such notice with respect to such item of Collateral.

         "GAAP" means Generally Accepted Accounting Principles in effect in the United States of America from time to time.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" means each of the joint and several guarantors of the Borrower's obligations as identified on Exhibit "C" to the Credit Agreement.

         "Indebtedness" means at a particular time, your (i) indebtedness for financed money or for the deferred purchase price of property or services with respect to which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which you otherwise assure a creditor against loss, and (ii) obligations under leases which have been or should be recorded, in accordance with GAAP, as capital leases in respect of which obligations you are liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations you assure a creditor against loss.

         "Lease Obligations" means as of the date of any determination thereof, your rental commitments under leases, excluding only obligations under leases which are classified as Indebtedness on your balance sheet.

         "LIBOR" means the three month London Interbank Offered Rate (as published in the Wall Street Journal) on Business Day immediately preceding the Quarterly Date which is the first date of the period during which interest on a Loan is being calculated.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), security interest, preferential payment arrangement or other security agreement or arrangement (including, without limitation, any conditional sale or other title retention agreement, any financing lease having the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

         "Loan" means the aggregate principal amount of Advances made during a period ending on a Quarterly Date and beginning on either the Effective Date of this Agreement or the immediately preceding Quarterly Date.

         "Obligations" means all of each Obligor's obligations (a) for the payment of money to Motorola, and (b) for the performance of any covenant, term, provision, or requirement of the Agreement.

         "Obligors" means you and each of the Guarantors obligated either personally or through a pledge of property, for repayment of the Credit.

         "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Purchase Agreement" means the Master Purchase Agreement dated December 19, 1997 between Motorola Inc. and ARDIS Company.

         "Requirement of Law" means as to any Person, the articles of incorporation, by-laws or other organizational or governing documents of such Person, and any law, or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

         "Responsible Officer" means the chief executive officer or chief financial officer of any corporation, or any other individual who is duly authorized by the Person represented to perform the duties required by the Agreement.

         "UCC"  means  the  Uniform   Commercial   Code  as  in  effect  in  the
jurisdiction specified in the "governing law" provision of the Credit Agreement.


         Any accounting terms not fully defined in the Agreement shall have the meanings given to them under GAAP.


                            2. Principal and Interest

         2.1      Statements.  Motorola will invoice you quarterly for scheduled
                  ----------
principal and interest payments under the Credit. You will make each payment on its due date. If Motorola's statement of the balance or amount due does not agree with your records, you will notify Motorola in writing of the amount shown by your records within ten (10) Business Days of your receipt of Motorola's statement. Absent such notification, or manifest error, Motorola's statement shall be presumed to be correct. Nosuch notification shall suspend or affect your duty to make timely payment.

         2.2      Optional Prepayments. You may, at your option, on any Business
                  --------------------
Day, prepay the Credit, in whole or in part, upon at least seven (7) days' written notice to Motorola specifying the date and amount of prepayment. Such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable together with accrued interest to such date on the principal amount being prepaid. The principal amount prepaid for any Advance which has not become part of a Loan shall be $10,000 or an integral multiple thereof or the total remaining amount outstanding. In the case of prepayment of any Loan, the principal amount prepaid shall be the total remaining principal amount of such Loan.

         2.3      Effect of Prepayment.   Any prepayment shall be applied to the
                  --------------------
installments of principal in inverse order of maturity. Any prepayment shall not relieve you from the obligation of paying the current or any succeeding installment until the Credit is repaid in full. Amounts prepaid may not be reborrowed.

         2.4      Maximum Interest Rate and Amount. Under no circumstances shall
                  --------------------------------
you or any Obligor be required to pay Motorola a rate or amount of interest (together with all fees and charges which are treated as interest under applicable law) that exceeds that permitted by applicable law. If any overcharge occurs, (a) it is inadvertent, (b) you will immediately notify Motorola in writing of such overcharge, and (c) the overcharge will be returned to you or credited to principal, as Motorola may elect.

                        3. Representations and Warranties

         In order to induce Motorola to enter into the Agreement and to provide you with the Credit, you hereby represent and warrant to Motorola the following, except as otherwise disclosed to Motorola in writing concurrently with the execution of the Agreement:

         3.1 Status.  You are duly incorporated or formed,  and validly existing
             ------
under the laws of the state of incorporation or formation. You have the power and authority and the legal right to own and operate your property, to lease the property you operate, and to conduct the business in which you are currently engaged and in which you propose to engage, (b) are in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on your business, operations, assets (taken in the aggregate) or financial condition, and could not materially adversely affect your ability to perform your obligations under the Agreement, and (c) have qualified to do business in all jurisdictions where your ownership, lease or operation of property or the conduct of your business requires such qualification or recording, except to the extent that the failure to so qualify could not, in the aggregate, have a material adverse effect on your business, operations, assets (taken in the aggregate) or financial condition, and could not materially adversely affect your ability to perform your obligations under any of the Agreements.

         3.2 Power and Authority.  You have the power, authority and legal right
             -------------------
to execute, deliver and perform the Agreement and to borrow hereunder, and have taken all necessary action to authorize the Credit on the terms and conditions of this Agreement, and to authorize the execution, delivery and performance of the Agreement and the related documents described therein. Where any Governmental Authority, including without limitation any PUC, requires consents, filings or authorizations prior to the Credit, you shall have obtained all such consents, filings or authorizations. Other than such consents, filings or authorizations, no consent or authorization or filing with, or other act by or with respect to any Governmental Authority, is required in connection with the Credit hereunder or with the execution, delivery, performance, validity or enforceability of the Agreement. The Agreement has been duly executed and delivered and constitutes your legal, valid and binding obligation, which obligation shall be enforceable against you in accordance with the terms of the Agreement, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

         3.3 No  Violations.  The  execution,  delivery and  performance  of the
             --------------
Agreement and the use of the proceeds of the Credit (i) will not violate, be in conflict with, result in a breach of or constitute a default under, any Requirement of Law or any of your contractual obligations, except to the extent such violations, in the aggregate, could not have a material adverse effect on
(a) your business, operations, assets (taken in the aggregate) or financial condition, or (b) your ability to perform your obligations under the Agreement, and (ii) will not result in, or require, the creation or imposition of any Lien on any of your properties or revenues pursuant to any Requirement of Law or contractual obligation, other than pursuant to the Agreement. You are in compliance with the Employee Retirement Income Security Act of 1974 as amended from time to time (ERISA), and neither the execution nor the performance of the Agreement by you will result in any violation of ERISA. Any benefit plan that is subject to ERISA has been properly accounted for in your Financial Statements attached to the Credit Agreement.

         3.4 No Pending Actions. No litigation,  investigation or proceedings of
             ------------------
or before any arbitrator or Governmental Authority is pending, or, to your knowledge is threatened, against you or, against any of your properties or revenues (a) with respect to the Agreement or any of the transactions contemplated thereby, or (b) which is reasonably expected to be adversely determined, and which, if adversely determined, could, individually or in the aggregate, have a material adverse effect on your business, operations, assets (taken in the aggregate) or financial condition.

         3.5      No Defaults.  You are not in default  under or with respect to
                  -----------
any contractual obligation where such default could be materially adverse to your business, operations, assets (taken in the aggregate) or financial condition, or which could materially and adversely affect your ability to perform your obligations under the Agreement. No Default or Event of Default has occurred and is continuing.

         3.6      Good Title.   Any of your leases are in full force and effect,
                  ----------
and you enjoy peaceful and undisturbed possession thereunder; you have a recorded title in fee simple to all your owned real property, and good and marketable title to all your other personal property.

         3.7      Taxes. You have filed or caused to be filed  all material  tax
                  -----
returns which are required by law to be filed, and have paid all taxes shown to be due and payable on said returns or on any assessment made by any Governmental Authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on your books); and no tax Liens have been filed and, to your knowledge, no claims are being asserted with respect to any such taxes, fees or other charges other than inchoate Liens for taxes not yet due.

         3.8      No Extending of Credit.   Neither  you  nor  any  guarantor is
                  ----------------------
engaged or will generally engage in the business of purchasing or selling Margin Stock (as defined in Regulation G, T, U or X of the Board of Governors or of the Federal Reserve System) extending credit for the purpose of purchasing Margin Stock.

         3.9      No Subsidiaries.   Except  as disclosed  on Exhibit "D" to the
                  ---------------
Credit Agreement, you have no subsidiaries and do not control, directly or indirectly, any other business entity.

         3.10     Patents, Trademarks, etc.   You  own  or have the right to use
                  ------------------------
all of the patents, trademarks, permits, service marks, trade names, copyrights, licenses and franchises or rights with respect to the foregoing (collectively
"patents"), necessary for the conduct of your business as presently contemplated, without any known conflict with the rights of others.

         3.11     Information, Reports, etc.  All information, reports and other
                  -------------------------
papers and data furnished to Motorola by you on or at any time after the date hereof are or will be, at the time the same are so furnished, complete and correct in all material respects; and all projections concerning your business furnished by you, as supplemented, will be prepared or presented in good faith by you and have a reasonable basis. No fact is known to you which materially and adversely affects or in the future may (so far as you can reasonably foresee) materially and adversely affect the business, operations, assets (taken as a whole) or your financial condition which has not been set forth in the Financial Statements or in such information, reports, papers and data.

         3.12 Security Documents.  The provisions of the Agreement are effective
              ------------------
to create in favor of Motorola a legal, valid and enforceable security interest in all your right, title and interest in the Collateral in which a security interest may be created under Article 9 of the Uniform Commercial Code; and when
(i) financing statements have been filed in the offices in the jurisdictions listed in Exhibit "E" to the Agreement, and (ii) except for any further filing or taking of possession which may be required under Section 9-306 of the UCC in order to perfect a security interest in proceeds of the Collateral and any taking of possession which may be required under the UCC in order to perfect a security interest in instruments, the Agreement will create and grant a fully perfected first Lien on, and security interest in the Collateral (including proceeds) in which a security interest may be perfected under Article 9 of the UCC.

         3.13 Governmental Regulation.  You hold sufficient FCC licenses for the
              -----------------------
conduct of your business in each area in which you currently conduct your business.


         3.14 Assumed Names.  You are not doing business under any fictitious or
              -------------
 assumed names, except as disclosed in Exhibit "F" to the Agreement.

         3.15 Principal Place of Business.   Your  chief  executive  office  and
              ---------------------------
principal place of business are located at the notice address shown next to your signature block on the Credit Agreement. Your books and records with respect to the Collateral are kept at this address.

         3.16 Environmental and Safety Matters.   You  are  in compliance in all
              --------------------------------
material respects with all federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to the environment, environmental regulation or control, employee health and safety, or the generation, use, storage, disposal or transportation of toxic or hazardous materials, substances or wastes (collectively, "Environmental Laws").

                            4. Affirmative Covenants

         You hereby agree that, so long as the Credit remains in effect or any amounts remain outstanding and unpaid or any other amount is owing to Motorola, you shall do the following.

         4.1      Financial Reporting.
                  -------------------

                  4.1.1. As soon available, but not later than 90 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 1998, you shall provide Motorola with a copy of the audited consolidated balance sheets of the Borrower and the Guarantors as at the end of such year and the related audited consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and accompanied by the opinion of Arthur Andersen LLP or another nationally recognized independent public accounting firm, which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior year.

                  4.1.2 As soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each year, commencing with the fiscal quarter ending on June 30, 1998, a copy of the unaudited consolidated balance sheets of the Borrower and the Guarantors as of the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by an appropriate Responsible Officer as fairly presenting, in all material respects, in accordance with GAAP (except for the absence of footnote disclosure), the financial position and the results of operations of the Borrower and the Guarantors.

                  4.1.3. As soon available, but not later than 90 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 1998, you shall provide Motorola with a copy of the unaudited balance sheet of the Borrower as at the end of such year and the related unaudited statements of income, owners equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and certified by an appropriate Responsible Officer as fairly presenting, in all material respects, in accordance with GAAP, the financial position and the results of operations of the Borrower..

                  4.1.4 As soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each year, commencing with the fiscal quarter ending on June 30, 1998, a copy of the unaudited balance sheet of the Borrower as of the end of such quarter and the related statements of income, owners equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by an appropriate Responsible Officer as fairly presenting, in all material respects, in accordance with GAAP (except for the absence of footnote disclosure), the financial position and the results of operations of the Borrower.

         4.2      Certificates: Other Information.
                  -------------------------------

                  4.2.1 Concurrently with the delivery of the items referred to in Sections 4.1.1, and 4.1.2 above, you will deliver to Motorola a certificate of the independent certified public accountants or of a Responsible Officer certifying such financial statements or other items, as the case may be, and stating that no Default or Event of Default has occurred and is continuing, except as specified in such certificate.

Within five (5) days after the same are sent or filed, you will deliver to Motorola (a) copies of all reports sent to the stockholders of American Mobile Satellite Corporation covering such matters as are typically covered in annual or quarterly reports, and (b) copies of each report on Form 8-K filed with the Securities and Exchange Commission.

                  4.2.3 You shall further deliver promptly to Motorola such additional financial and other information as Motorola may reasonably request from time to time.

         4.3 Discharge Obligations. You will pay, discharge or otherwise satisfy
             ---------------------
in the ordinary course of business (a) all Indebtedness, and (b) all other obligations to the extent such obligations exceed, in the aggregate, $1,000,000, except, in any such case, to the extent that (i) the amount or validity of any such Indebtedness or other obligation is currently being contested in good faith by appropriate proceedings, (ii) appropriate reserves in conformity with GAAP have been provided on your books, and (iii) such matter does not involve any risk of loss, forfeiture, or Lien on your assets.

         4.4  Continuation  of  Business;  Compliance.  You will (a) continue to
              ---------------------------------------
engage in business of the same general type as now conducted by you, (b) preserve and maintain in full force and effect your existence as a general partnership and your good standing under the laws of your State of organization,
(c) preserve and maintain in full force and effect all rights, privileges qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of your business, (d) use your reasonable efforts, in the ordinary course and consistent with past practice, to preserve your business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with you, and (e) preserve or renew all of your registered trademarks, trade names and service marks, the non-preservation of which could have a material adverse effect on your business, operations, financial condition, or your ability to perform your obligations under the Agreement.

         4.5    Maintenance of Collateral.  You will keep the Collateral in good
                -------------------------
 working order and condition, reasonable wear and tear excepted.

         4.6   Insurance.   You will  maintain  property insurance in amounts at
               ---------
least equal to the value of the Collateral with financially sound and reputable insurance companies. The policies shall be in writing and shall name Motorola as loss payee, but only to the extent of the balance outstanding from time to time under the Agreement. You will furnish to Motorola, prior to the initial funding under the Agreement and thereafter upon written request, full information as to the insurance carried. In the event of loss involving any of the Collateral, insurance proceeds will be used to repair (if you and Motorola agree in writing that repairing the damage is feasible) the damaged Collateral. If Motorola determines in good faith that the Collateral cannot be timely repaired, then all such insurance proceeds shall be paid directly to Motorola, for application to the amounts outstanding hereunder, unless Motorola agrees to accept replacement Collateral.

         4.7  Records; Access.  You will keep proper books of record and account
              ---------------
in which full, true, and correct entries in conformity with GAAP and all Requirements of Law shall be made to reflect truly the financial position and the results of your operations. Upon reasonable notice, you will permit representatives of Motorola to visit and inspect the Collateral and any of your properties and examine and make extracts from and copies of any of your books and records at any reasonable time during normal business hours and as may reasonably be desired by Motorola, and to discuss your business, operations, properties and financial and other condition.

         4.8  Notices.  You  will, within the time periods set forth below, give
              -------
written notice to Motorola of the occurrence of any of the following:

                  4.8.1 within five (5) Business Days of the occurrence thereof, any Default or Event of Default;

                  4.8.2 within five (5) Business Days of the occurrence thereof, any (i) material default or any material event of default under any contractual obligation of yours which is material in relation to your business, operations, assets (taken in the aggregate) or financial condition or (ii) any claim, litigation, investigation, or proceeding which arises at any time involving you which is reasonably anticipated to be adversely determined and which, if adversely determined, would have a material adverse affect on your business, operations, assets (taken in the aggregate) or financial condition;

                  4.8.3 within five (5) Business Days of the occurrence thereof, any material adverse change in your business, operations, assets (taken in the aggregate) or financial condition;

                  4.8.4 not less than thirty days prior to the occurrence thereof, the movement of any portion of the Collateral, which notice shall identify the jurisdiction (as to State and county) into which each item of Collateral (identified by serial number) shall be moved;

                  4.8.5 not less than thirty days prior to the occurrence thereof, the relocation of your principal place of business or chief executive offices to any location; and

                  4.8.6 not less than thirty days prior to the occurrence thereof, the change of your name or corporate structure, or your use of any fictitious name or assumed name.


Each notice pursuant to Sections 4.8.1, 4.8.2, and 4.8.3 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action you propose to take with respect thereto. Prior to the occurrence of any event specified in to Sections 4.8.4, 4.8.5, or 4.8.6 you shall also execute and deliver to Motorola any documents requested by Motorola to maintain the continuous perfection and priority of Motorola's Liens and security interests.


                              5. Negative Covenants

         You hereby agree that, so long as the Credit remains outstanding and unpaid or any other amount is owing by you to Motorola, you will comply with the following unless Motorola has consented in writing to your failure to so comply:


         5.1      Liens.  You will not create, incur, assume or suffer to exist,
                  -----
any Lien upon any of your property, assets, income or profits, whether now owned or hereafter acquired except:


                  5.1.2 existing Liens, as have been disclosed in writing to Motorola prior to the date hereof;

                  5.1.2 Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings if (a) adequate reserves with respect thereto are maintained on your books in accordance with GAAP (b) such matter does not involve a risk of forfeiture;

                  5.1.3 carriers', warehousemen's, mechanics', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which (a) are being contested in good faith and by appropriate proceedings, (b) have been appropriately reserved against, and (c) carry no risk of forfeiture or loss of legal rights;

                  5.1.4  pledges  or  deposits  in  connection   with  workmen's
compensation, unemployment insurance, and other social security legislation, in the ordinary course of your business;

                  5.1.5 deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than capital leases), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  5.1.6 easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of your business;

                  5.1.7  Liens in favor of Motorola under the Agreement;

                  5.1.8 Liens on real or personal property given to secure the purchase price thereof, for property acquired in the ordinary course of business; and

                  5.1.9 other Liens which do not attach to the Collateral, not exceeding $15,000,000 in the aggregate at any time.

         5.2  Change  of  Status.   You  will  not  enter  into  any  merger  or
              ------------------
consolidation or amalgamation, will not liquidate, wind up or dissolve (or suffer any liquidation or dissolution), and shall not convey, sell, lease, assign, transfer or otherwise dispose of any of your property, business or assets (including, without limitation, receivables and leasehold interests) whether now owned or hereafter acquired (except the sale or other disposition of assets for good consideration in the ordinary course of business) if any such transaction might materially adversely affect your business, financial condition, or your ability to perform your obligations under the Agreement.

         5.3   Organization  and  Governing  Documents.   You  will  not  amend,
               ---------------------------------------
supplement or otherwise modify or waive compliance with any provision of your articles of incorporation or by-laws if you are a corporation, or partnership agreement, if a partnership, if such amendment, supplement, modification or waiver would have a material adverse effect on your business, operation, assets (taken in the aggregate) or financial condition, or would otherwise materially and adversely affect your ability to perform your obligations under the Agreement.

         5.4      FCC License.  Except  for  the performance of agreements which
                  -----------
predate the Agreement, you will not transfer or attempt to transfer your FCC licenses to operate any system to any Person other than in the ordinary course of business.

         5.5      Transactions with Affiliates.   You  will  not  use any of the
                  ----------------------------
proceeds hereunder, or engage in the purchase of goods and services, directly or indirectly, with any Affiliate on any basis other than arms'-length.

         5.6      Subsidiaries.   You  will  not  form,  create,  or acquire any
                  ------------
 subsidiaries except those identified on Exhibit "D" to the Agreement.

         5.7      Collateral.  You  will  not at any time place or locate any of
                  ----------
the Collateral, or cause or permit any of the Collateral to be located, at any place other than a Filing Jurisdiction.

                         6. Events of Default; Remedies

         6.1      Events of Default.  Any  of  the  following  events  shall  be
                  -----------------
considered an Event of Default, upon the occurrence of which Motorola may exercise all remedies available at law together with all other rights and remedies provided under the terms of this Section VI:

                  6.1.1 You shall fail to pay any principal or interest under the Note within five (5) days of the due date, or shall fail to pay any other amount payable under the Agreement within ten (10) days after Motorola gives notice to you of such failure.

                  6.1.2 A representation or warranty made by you in the Agreement, or which is contained in any certificate, document or financial or other statements furnished at any time under or in connection therewith, shall prove to have been incorrect in any material respect on or as of the date made; provided that if such default is capable of being cured, you shall have thirty days after notice of such default to remedy the default.

                  6.1.3 You shall default in the performance of any obligation pursuant to Section 4.8 or Section 5.7 hereof.

                  6.1.4 You shall default in the observance or performance of any other covenant or obligation contained in this Agreement or any exhibit hereto, and such default shall continue unremedied for a period of thirty days after Motorola giving notice to you of such default.

                  6.1.5 You shall (a) default in any payment of the principal of or the interest on any item of Indebtedness covered by subsection (i) of the definition of "Indebtedness" beyond the grace period, if any, provided in the instrument or agreement under which such Indebtedness was created; or (b) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto.

                  6.1.6  The occurrence of any of the following:

                           (i)   you  shall  commence  any  case, proceeding  or
other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, (a) seeking to have an order for relief entered, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to you or your debts, or (b) seeking appointment of a receiver, trustee, custodian or othe similar official for you or for all or any substantial part of your assets; or you shall make a general assignment for the benefit of your creditors;

                           (ii)  there  shall be commenced against you any case,
proceeding or other action of a nature referred to in clause (i) above which (a) results in the entry of an order for relief or any such adjudication or appointment and (b) remains undismissed, undischarged or unbonded for a period of thirty days;

                           (iii) there shall be commenced  against you any case,
proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of your assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal, within thirty days from the entry thereof;

                           (iv)  you shall take any action in furtherance of, or
indicating your consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above;

                           (v)   you  shall generally not pay your debts as they
become due or shall be unable to pay such debts, or shall admit in writing your inability to pay such debts; or

                           (vi) the  occurrence of any of the  foregoing  events
with respect to any Guarantor of your obligations to Motorola.

                  6.1.7 One or more judgments or decrees shall be entered against you involving in the aggregate a liability (not paid or fully covered by insurance) of $50,000.00 or more, and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty days from the entry thereof.

                  6.1.8 Any license materially necessary for your continuing operation of your business or any other material authorization of any Governmental Authority with respect to the conduct by you of your business and operations, or with respect to the Agreement, (i) shall not be obtained as and when required to permit you to conduct your business as then being conducted, and which has a material adverse effect on your financial condition or and adverse effect on your ability perform your obligations under the Agreement; or
(ii) shall cease to be in full force and effect. A license shall be deemed to cease to be in full force and effect (a) when an order revoking or terminating said license shall be issued and such order is no longer subject to further administrative and judicial review, or (b) when any Government Authority having jurisdiction over any such license shall, prior to the termination thereof, decide not to renew such license and such decision shall not be subject to further administrative or judicial review.

                  6.1.9  There  shall  occur  a  default   under  any  Guarantee
Agreement executed in connection with the Credit Agreement.

                  6.1.10 You shall fail to pay any undisputed amount due to Motorola on open account within thirty (30) days from an invoice therefor, and such failure shall continue for ten (10) days after notice thereof by Motorola.

         6.2  Remedies.
              --------

                  6.2.1  Acceleration.   Upon  the  occurrence  and  during  the
                         ------------
continuance of any Event of Default, in addition to all rights of a secured creditor under Article 9 of the UCC, (a) if such event is an Event of Default specified in clause (i) or (ii) of Section 6.1.5 above, all amounts owing by you under this Agreement and under any other account relationship between you and Motorola shall immediately become due and payable, and (b) if such event is any other Event of Default, then Motorola may, by notice to you declare all amounts owing by you under this Agreement or under any such other account relationship to be due and payable, whereupon the same shall immediately become due and payable.

                  6.2.2  Possession  of  Collateral.  You agree,  if an Event of
                         --------------------------
Default shall be existing and upon Motorola's request, to assemble, at your expense, all equipment and other property constituting a part of the Collateral at a convenient place acceptable to Motorola and to pay all costs of Motorola of collection of all amounts due, and enforcement of all rights hereunder, including reasonable attorney's fees and legal expenses, and expenses of any repairs to any realty on other property to which any of such equipment may be affixed. Upon an Event of Default Motorola may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, enter upon any premises where any of the equipment constituting part of the Collateral may be located and take possession of and remove such equipment.

                  6.2.3 Sale of Collateral.  Without  limiting the generality of
                        ------------------
the foregoing, Motorola shall have all the rights and remedies of a secured party under the UCC or other applicable law and Motorola may sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit, for future delivery or otherwise, at such prices and upon such terms as Motorola deems advisable, in its sole discretion and/or collect, or enforce the collection of, the Collateral. Motorola may buy any or all of the Collateral at any such sale.

                  6.2.4  Standard of Care.   Motorola  shall exercise reasonable
                         ----------------
care at all times in the custody and preservation of any of the Collateral in its possession, and shall be deemed to have exercised such reasonable care if it takes such action for the purpose you reasonably request in writing.

                  6.2.5  Advances  to  Protect Collateral.   Motorola  may  (but
                         --------------------------------
shall not be obligated to) make advances to preserve, protect or obtain any of the Collateral, including advances to pay taxes, insurance and the like, and all such advances shall become a part of the Obligations owing to Motorola hereunder and shall be repayable to Motorola with interest thereon from the date of such advance until paid at the Default Rate set forth in this Agreement.

                  6.2.6  Notices, etc. Waived.   Except as expressly provided in
                         --------------------
this Section VI, you expressly waive, to the fullest extent permitted by applicable law, presentment, demand, protest, any and all notices of any kind, advertisement, hearing or process of law in connection with the exercise by Motorola of any of its rights and remedies upon the occurrence of an Event of Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five days before such disposition, postage prepaid, addressed to Company either at the address shown below, or at your address appearing on the records of Motorola.

                  6.2.7  Setoff.  If any amount  owing by you to Motorola  shall
                         ------
have become due and payable (by acceleration or otherwise), Motorola shall have the right, in addition to all other rights and remedies available to it, without notice to you, to setoff against such amounts any debt owing from Motorola to you and any other funds held by Motorola in any manner for your account, it being understood that the Escrowed Funds will in no event be available for setoff under this provision. Such right shall exist whether or not Motorola shall have given notice or made any demand hereunder, whether or not such debt owing to you is matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to Motorola. You hereby consent to and confirm the foregoing arrangements and confirm Motorola's rights of setoff.

                  6.2.8 Application of Proceeds.   Any  proceeds  of  any of the
                        -----------------------
Collateral shall be applied by Motorola toward the repayment of the Credit and any of your other obligations to Motorola in the following priority: first, towards expenses incurred in connection with the exercise of rights or remedies with respect to any of the Collateral (including reasonable fees and legal expenses); second, to accrued interest; and third, to the installments of principal in inverse order of maturity thereof

                  6.2.9 No Further Advances.  During the continuance of an Event
                        -------------------
of Default, Motorola shall have no obligation to make Advances to you.

         6.3 General  Authority.  Subject to any  requirements  for governmental
             ------------------
approval, upon the occurrence and during the continuance of any Event of Default, the rights, powers and privileges provided in this Section and all other remedies available to Motorola under this Agreement or by statute or by rule of law may be exercised by Motorola at any time from time to time whether or not the Credit shall be due and payable, and whether or not Motorola shall have instituted any foreclosure or other action for enforcement. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by this Section 6, you hereby irrevocably constitute and appoint Motorola your true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this Section 6 in your name on your behalf in accordance with this Agreement and any statute or rule of law. This power of attorney is a power coupled with an interest and cannot be revoked.

         6.4 Expenses.  In addition to all other sums due to Motorola,  you will
             --------
pay Motorola, on demand, all reasonable costs and expenses (including reasonable attorneys' fees and disbursements and court costs) incurred by Motorola at any time in connection with (i) the enforcement or collection of any of the Obligations, (ii) attempts to obtain possession of, liquidate, or collect on any of the Collateral, (iii) the enforcement, protection or preservation of any of Motorola's rights or remedies under this Agreement, or (iv) the completion, construction, installation, operation, management or maintenance of any of your systems by Motorola, its designee, or a receiver or trustee, whether pursuant to this Section 6 or otherwise, or (v) the prosecution of any action or proceeding brought against you or any of the Guarantors concerning any matter arising out of or connected with this Agreement or any Collateral, including without limitation any actions arising in, arising under or related to a case under the Bankruptcy Reform Act of 1978, as amended, or any successor statute or similar state law. All such amounts shall be payable on demand and shall accrue interest at the Default Rate from the time of demand until paid in full. All such amounts shall be part of the obligations due under the Agreement and payment thereof shall be secured by all the Collateral.

                             7. Security Provisions

Your Obligations in connection with the Credit and this Agreement are secured by the Collateral. These Obligations include, but are not limited to, principal, interest, premium, charges, attorneys' fees, assessments, costs and future
Advances, whether direct or indirect, contingent or absolute, matured or unmatured. You hereby grant to Motorola a continuing security interest in and lien on the Collateral.

                  7.1      Priority of Security Interest.  The security interest
                           -----------------------------
and lien granted by Borrower to Motorola pursuant to the Agreement is and shall be a perfected, first priority continuing and indefeasible security interest in the Collateral subject only to any Liens authorized by Motorola in writing.

                          8. Requirements for Advances

         In order to draw down an Advance under the Credit Agreement, you must have satisfied each of the following conditions precedent:

         8.1 No Default or Event of Default shall have occurred and be continuing.

         8.2 You will have supplied Motorola with such articles of incorporation, partnership agreements, by-laws, certificates of good standing or qualification to do business, opinions of counsel, environmental certificates, FCC licenses or compliance information, resolution, incumbency certificates, insurance documents, and other "due diligence" information as Motorola may reasonably request.

         8.3 All financing statements, deliveries (including without limitation share certificates), and other actions reasonably necessary to assure the enforceability of this Agreement and the perfection of Motorola's security interests in the Collateral and in the Equity Interests shall have been taken.

         8.4 All proceedings, documents, and other legal matters pertaining to this Agreement and the transactions contemplated herein shall be reasonably satisfactory in form and substance to Motorola and to Motorola's counsel.

         8.5 The requested Advance, when added to the existing principal balance outstanding, must not exceed the maximum amount of Credit set forth in the Credit Agreement. Amounts repaid may not be re-borrowed.

                                 9. Other Terms

         9.1      Amendments.  No amendment,  supplement or modification of this
                  ----------
Agreement shall be binding on any party hereto unless made in writing and signed by a duly authorized representative of such party.

         9.2  Notices.  All  notices,  requests  and  demands  to  or  upon  the
              -------
respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (i) when delivered by hand or (ii) the following Business Day when sent by overnight delivery service, by courier, or (iii) the same day when transmitted by facsimile and a confirmation of transmission printed by sender's facsimile machine. A copy of any notice given by facsimile also shall be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto shall be addressed to the parties at their addresses shown on the Credit Agreement.

         9.3      Waiver.
                  ------

                  9.3.1  Waiver by Consent.  Motorola may execute and deliver to
                         -----------------
you from time to time, a written instrument waiving, on such terms and conditions as Motorola may specify in such instrument, any of the requirements of the Agreement or any Default or Event of Default and its consequences. In the case of any waiver, you and Motorola shall be restored to their former positions and rights hereunder and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impairment thereof.

                  9.3.2 No Implied Waiver: Rights are Cumulative. The failure to
                        ----------------------------------------
exercise or the delay in exercising, on the part of Motorola, any right, remedy, power or privilege under the Agreement, shall not operate as a waiver thereof; the single or partial exercise of any right, remedy, power or privilege under the Agreement shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         9.4 Survival.  All  agreements,  covenants, representations, warranties
             --------
and indemnities made under the Agreement and in any document, certificate or statement delivered pursuant thereto or in connection herewith shall survive the execution and delivery of this Agreement and the Note and the making of Advances regardless of any investigation made by Motorola.

         9.5  Indemnity.  You hereby  indemnify  Motorola  against  any  losses,
              ---------
claims, penalties, expenses, actions, suits, obligations, liabilities, documentary stamp or transfer taxes (if applicable) and liens (and all costs and expenses, including reasonable attorney's fees incurred in connection therewith), which Motorola has sustained or incurred or may sustain or incur in connection with any of the Collateral, or the enforcement of the Agreement, or as a consequence of any default by you in the performance or observance of any covenant or condition contained in this Agreement, including without limitation, the breach of any representation or warranty, any failure by you to pay when due (by acceleration or otherwise) any principal, interest, fee or any other amount due hereunder, and any failure to comply with all applicable Requirements of Law (collectively, "Claims"), except for any Claims determined by a court in a final order to have been caused by Motorola's gross negligence or intentional misconduct. Your obligations under this Section 9.5 shall be part of the obligations secured hereby and shall be secured by the Collateral. You agree that upon written notice by Motorola of the assertion of any Claims, you will, at Motorola's option, either assume full responsibility for, or reimburse Motorola for the reasonable costs and expenses of, the defense thereof, except for any Claims caused by Motorola's gross negligence or intentional misconduct. The provisions of this Section 9.5 shall survive the term of this Agreement.

         9.6      Assignment.  This Agreement shall be binding upon and inure to
                  ----------
the benefit of you, Motorola, and their respective permitted successors and assigns. This Agreement is not assumable by any successor or transferee of yours; you may not assign or transfer any of your rights under this Agreement, or delegate any of your duties under this Agreement, without prior written consent of Motorola. Motorola may assign this Agreement, without notice to you or your consent; provided that so long as no Event of Default exists, Motorola shall not assign this Agreement to any entity that competes with you.

9.7 Counterpart Documents. This Agreement may be executed by one --------------------- or more of the parties to this Agreement in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9.8      FCC/PUC Approvals.   The  exercise  of any rights hereunder by
                  -----------------
Motorola which may require FCC/PUC approval shall be subject to obtaining such approval. Pending obtaining any such FCC/PUC approval, you will not do anything with respect to such rights which is contrary to the interests of Motorola.

         9.9      Severability.  If any  provision of this Agreement is found to
                  ------------
be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Agreement.

         9.10     Captions. Captions to the various paragraphs of this Agreement
                  --------
are provided for convenience only and shall not be used to construe the provisions of this Agreement.

         9.11     Review of Information.  You  acknowledge  and  agree  that any
                  ---------------------
review or analysis by Motorola of financial information, operating information, marketing data or other information provided to Motorola by you or on your behalf at any time is and shall be conducted solely for Motorola's benefit and internal use and that Motorola is under no duty or obligation to make the results of such review or analysis available to you. You are not relying, and will not rely, on Motorola for financial or business advice.

         9.12     No Joint Venture; No Benefit to Non-Parties.  Nothing  in this
                  -------------------------------------------
Agreement shall be deemed to constitute any kind of partnership, joint venture or fiduciary relationship between or among Motorola and any Obligor(s); further, the Agreement is not intended to benefit any Person that is not a party to the Agreement.

                                   EXHIBIT B




Amount: $10,000,000                                          Date: June 17, 1998


                                 PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned (the "Borrower" or "you") hereby promises to pay to the order of Motorola Inc. ("Motorola") a Delaware corporation, at its principal offices at 1303 East Algonquin Road, Schaumburg, Illinois 60196, the lesser of (i) the principal sum of Ten Million Dollars ($10,000,000), or (ii) the aggregate unpaid principal amount of Advances made by Motorola to the Borrower under the Credit Agreement (the "Credit Agreement") dated as of June 17, 1998 between the Borrower and Motorola, together with interest on the entire principal balance from time to time outstanding hereunder.

         Interest shall accrue as of the date of this Note and shall be calculated on the amount of each Advance outstanding from time to time at a rate per annum equivalent to the Applicable Interest Rate (as defined in the Credit Agreement). Interest shall be payable quarterly in arrears. The first interest payment shall be due on the first day of the calendar quarter first following the date hereof on which any amounts are outstanding hereunder, and on the date of prepayment in full of any balance due hereunder. Interest shall be calculated on a 365/366 day year basis for actual days elapsed. Upon the occurrence of an Event of Default, the interest rate shall be increased by a further three percent (3%) per annum above the rate otherwise applicable or (if lesser) the maximum rate permitted by law. In no event shall the holder of this Note be entitled to claim any sum or rate of interest in excess of the maximum allowed by law. Any payment in excess of such maximum sum or amount of interest shall, at the option of Motorola, be applied to reduce outstanding principal or shall be refunded to Borrower.

         Motorola shall record on its books or records all payments and prepayments of principal and interest, the principal balance from time to time outstanding and the respective dates and maturity dates thereof. The record thereof, whether shown on such books or records, shall be prima facie evidence as to all amounts owing under this Note; provided, however, that the failure of Motorola to record any of the foregoing or any error in such notation shall not limit or otherwise affect the obligation the Borrower to repay the entire Credit under the Credit Agreement together with accrued interest thereon.

         Principal shall be payable in accordance with the terms of Credit Agreement.

         This Note is the Promissory Note referred to in, and issued under, the Credit Agreement, and Motorola is entitled to all of the benefits provided for therein; reference is hereby made to the Credit Agreement for a statement of all such benefits. Capitalized terms not defined in this

Note shall have the meanings assigned to such terms in the Credit Agreement and the exhibits attached thereto. Without limiting that reference, Motorola shall be entitled to recover its attorney's fees and costs in connection with any actions or proceedings taken to collect this Note after any Event of Default as detailed in the Credit Agreement.

         This Note shall be subject to, governed and construed according to the laws of the State of Illinois, without regard to its provisions on the conflict of laws. Whether or not executed in another jurisdiction, this Note shall become effective upon delivery to Motorola at its headquarters in Illinois.

         The maker hereby waives notice, protest, presentment, and notice of dishonor to the full extent permitted by law. This Note evidences an indebtedness incurred in connection with a commercial transaction rather than a consumer or household debt.

         YOU AND MOTOROLA AGREE THAT ANY CLAIM, COUNTERCLAIM, SETOFF, OR DEFENSE RELATING IN ANY WAY TO THIS NOTE, OR TO THE MATTERS AND TRANSACTIONS GIVING RISE TO THE ADVANCES AND INDEBTEDNESS EVIDENCED BY THIS NOTE, SHALL BE HEARD AND DETERMINED BY A COURT WITHOUT A JURY.




                                      ARDIS COMPANY


                                      By:
                                         ---------------------------------------
                                         Walter V. Purnell

                                      Title:
                                            ------------------------------------

                                    EXHIBIT C

               LIST OF GUARANTORS AND FORM OF GUARANTEE AGREEMENT

                                   Guarantors

                      American Mobile Satellite Corporation
                            AMSC Acquisition Company
                           AMSC Subsidiary Corporation

                                     FORM OF
                               GUARANTEE AGREEMENT


         This Agreement ("Guarantee Agreement") is effective as of June 17, 1998 and is given by ____________("Guarantor" or "you") to Motorola Inc., a Delaware corporation ("Motorola").


                                    Recitals

         A. Guarantor is a __________ of ARDIS Company, a New York general partnership (hereinafter referred to as the "Borrower");

         B. Pursuant to a Credit Agreement of even date between Motorola and the Borrower (the "Credit Agreement"), Motorola has agreed to provide financing to enable the Borrower to purchase equipment and services from Motorola;

         C.       The   Borrower   has   executed,   in  favor  of  Motorola,  a
promissory   note   (the   "Note")   in  an   aggregate   principal   amount  of
U.S.$10,000,000, plus accrued interest;

         D. Guarantor will receive direct and indirect benefits from the financing provided by Motorola to Borrower; and

         E        Motorola's  willingness  to provide the financing contemplated by the Credit Agreement is conditioned upon and subject to your guarantee of the Borrower's obligations thereunder and under the Note.


                                    Agreement

         In order to induce Motorola to extend credit to the Borrower, Guarantor does hereby covenant and agree as follows:

         1. (a) Guarantor hereby absolutely, unconditionally and irrevocably, jointly with any other guarantors, and severally, as a primary obligor and not merely as a surety, guarantees the full and prompt payment of all obligations of the Borrower under the Note and the Credit Agreement, including the entire outstanding principal balance of the Note, together with accrued interest, and with late charges and any other charges, attorneys' fees, costs and expenses provided for under the Credit Agreement (the "Guaranteed Obligations"). Without limiting the generality of the foregoing, Guarantor's obligations shall also extend to all amounts which would be owed by the Borrower under the Credit Agreement and the Note, or which would become payable under such documents, in each case but for the fact that they are unenforceable, or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving the Borrower.

                  (b) Guarantor's obligations hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including but not limited to, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of any of the following: (i) the invalidity or unenforceability of the Note or the Credit Agreement or any part thereof; (ii) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the sum evidenced by the Note or the Credit Agreement or any part thereof or any agreement relating thereto at any time;
(iii) any failure or omission to enforce any right, power or remedy against the Borrower or any guarantor with respect to the Credit Agreement, the Note or any part thereof; (iv) any waiver of any right, power or remedy or of any default with respect to the Credit Agreement, the Note or any part thereof or any other agreement relating thereto; or (v) any compromise, settlement, waiver or other modification, or any release or surrender, whether or not knowingly given with the consent of Motorola, with or without consideration, of the Credit Agreement, the Note, any other guarantees with respect to the Credit Agreement, the Note or any part thereof or any other obligation of any person or entity with respect to the Credit Agreement, the Note or any part thereof. Guarantor will not exercise any rights that it may have by way of subrogation under this Guarantee Agreement, or otherwise, until all amounts owed to Motorola under the Credit Agreement have been indefeasibly paid in full. Guarantor acknowledges that time is of the essence of this Guarantee Agreement.

                  (c) This Guarantee Agreement shall be a continuing guarantee and shall remain valid and in full force and effect as to all indebtedness of the Borrower now or hereafter arising pursuant to and under the terms of the Credit Agreement and the Note.

         2. As long as any of the Guaranteed Obligations remain unpaid, Guarantor agrees that this Guarantee Agreement shall be an absolute, present, continuing, unlimited, unconditional and irrevocable guaranty of payment (and not of collection). Suit may be brought and maintained against Guarantor by Motorola to enforce any liability, obligation or duty guaranteed hereunder without joinder of any other person or entity (including, but not limited to, the Borrower). The liability of Guarantor under this Guarantee Agreement shall not be deemed to be waived, released, discharged, impaired or affected by any foreclosure, indulgence, or variation of terms of the Credit Agreement or the Note or any part thereof, whether or not it might vary the risk of guaranty under this Guarantee Agreement, including, without limitation, (i) any alteration, amendment, acceleration, extension, modification, waiver or change concerning the amount of time or manner of payment or performance of any of the Guaranteed Obligations; (ii) any discharge or release of any of the obligations securing the payment or performance thereof, whether or not in accordance with the respective provisions thereof; (iii) bankruptcy, insolvency, reorganization, liquidation or similar proceedings concerning the Borrower, Guarantor, or any other guarantor of all or any part of the Borrower's debts to Motorola; (iv) the addition or omission or delay in the enforcement of any right or remedy with respect to any of the Guaranteed Obligations or with respect to this Guarantee Agreement; or (v) the receipt, exchange, surrender or acquiescence in, any default with respect to any of the Guaranteed Obligations.

         3. Guarantor represents and warrants to Motorola as follows:

                  (a) Guarantor is a [relationship] of the Borrower;

                  (b) The  execution,  delivery and  performance by Guarantor of this Guarantee Agreement will not violate any agreements governing the Guarantor, any provision of law or any order of any court or governmental agency binding upon Guarantor or any of its property, or the terms of any instrument, document or agreement to which Guarantor is a party, either individually or jointly, with any other person, firm, entity or corporation or by which Guarantor or any of the property of Guarantor is bound, or be in conflict with, result in a breach of, or constitute (with giving of notice, the lapse of time or both) a default under any such instrument, document or agreement, or result in the creation or imposition of any lien upon any of the property or assets of Guarantor;

                  (c) This Guarantee Agreement constitutes the valid and legally binding obligation of Guarantor, enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

                  (d) Guarantor has made an independent determination with respect to the Borrower's capacity to repay the Note and the Borrower's future business prospects; Guarantor has not relied on any financial information, representation, or other communication from Motorola regarding such matters.

                  (e) Guarantor represents that except as disclosed on Schedule A to this Guarantee Agreement, Guarantor has no outstanding guarantee obligation, or any other direct or indirect contingent obligation in respect of indebtedness of the Borrower or any other Person which is secured by a lien on or pledge of any assets or rights of Guarantor (any such obligation excluding those disclosed on Schedule A a "Secured Guarantee"); Guarantor covenants that if at any time while any Guaranteed Obligations remain outstanding or unsatisfied, Guarantor shall enter into any Secured Guarantee for the benefit of any creditor, Guarantor shall cause its obligations under this Guarantee Agreement to be secured on a pari passu basis with its obligations under such Secured Guarantee.

         4. (a) Guarantor will pay, discharge or otherwise satisfy in the ordinary course of business (a) all Indebtedness, (b) all other obligations to the extent such obligations exceed, in the aggregate, $1,000,000 and (c) all obligations and amounts owing to the operator of the PSTN, except, in any such case, to the extent that (i) the amount or validity of any such Indebtedness or other obligation is currently being contested in good faith by appropriate proceedings, (ii) appropriate reserves in conformity with GAAP have been provided on your books, and (iii) such matter does not involve any risk of loss, forfeiture, or Lien on your assets.

         (b) Guarantor will (a) continue to engage in business of the same general type as now conducted by it, (b) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its State of incorporation, (c) preserve and maintain in full force and effect all rights, privileges qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, (d) use its reasonable efforts, in the ordinary course and consistent with past practice, to its your business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with it , and (e) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could have a material adverse effect on its business, operations, financial condition, or its ability to its your obligations hereunder.

         (c) Guarantor will keep proper books of record and account in which full, true, and correct entries in conformity with GAAP and all Requirements of Law shall be made to reflect truly the financial position and the results its operations. Upon reasonable notice, Guarantor will permit representatives of Motorola to visit and inspect any of its properties and examine and make extracts from and copies of any of its books and records at any reasonable time during normal business hours and as often as may reasonably be desired by Motorola, and to discuss Guarantor's business, operations, properties and financial and other condition.

         (d) So long as the Credit remains outstanding and unpaid or any other amount is owing by Borrower to Motorola, Guarantor will comply with the following unless Motorola has consented in writing to your failure to so comply:

                  (i). Guarantor will not enter into any merger or consolidation or amalgamation, will not liquidate, wind up or dissolve (or suffer any liquidation or dissolution), and shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests) whether now owned or hereafter acquired (except the sale or other disposition of assets for good consideration in the ordinary course of business) if any such transaction might materially adversely the Guarantor's business, financial condition, or its ability to perform its obligations hereunder.

                  (ii) Guarantor will not amend, supplement or otherwise modify or waive compliance with any provision of its articles of incorporation or by-laws if such amendment, supplement, modification or waiver would have a material adverse effect on its business, operation, assets (taken in the aggregate) or financial condition, or would otherwise materially and adversely affect its ability to perform its obligations hereunder.

                  (iii) Guarantor will not transfer or attempt to transfer its FCC licenses to operate any paging system to any Person other than in the ordinary course of business.

                  (iv) Guarantor will not engage in the purchase of goods and services, directly or indirectly, on any basis other than arms'-length.

                  (v)  Guarantor   will  not  form,   create,   or  acquire  any
subsidiaries except those identified on Schedule 2 hereto.

         5. This Guarantee Agreement is, and shall be deemed to be, a contract entered into, under and pursuant to the substantive laws of the State of Illinois, without regard to the conflict of laws rules thereof.

         6. Guarantor agrees that if Motorola shall employ legal counsel in order to successfully present, enforce or defend any or all of Motorola's rights or remedies hereunder, then in any such event, Guarantor shall pay all reasonable attorneys' fees and reasonable costs and expenses incurred by Motorola in connection therewith.

         7. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (a) when hand delivered (or if delivery is refused, at the time of refusal) to the address set forth below, (b) when received or refused as evidenced by the delivery receipt if sent by Certified Mail, Return Receipt Requested, with proper postage prepaid, addressed as set forth below, (c) when received or refused as evidenced by the delivery receipt if sent by reputable international courier, with delivery charges prepaid, addressed as set forth below, or (d) when received as evidenced by the transmission report of the telecopy machine of the transmitting party acknowledging a good transmission if sent by telecopy to the number set forth below:

If to MOTOROLA INC. at:                         With a copy to:
                                                Motorola Paging Products Group
1303 East Algonquin Road                        5401 North Beach Street
Schaumburg, Illinois  60196                     Fort Worth, Texas 76137
                                                Attn: __________
                                                Telephone: (817) ________
                                                Telecopy:  (817) 245-2236


If to the Guarantor, at:                        With a copy to:
-----------------------------                   -------------------------------

-----------------------------                   -------------------------------

-----------------------------                   -------------------------------

Telephone: ___________________                  Telephone: ___________________
Telecopy:  ___________________                  Telecopy:  ___________________



         8. No modification or waiver of any provision of this Guarantee Agreement shall be effective unless the same shall be in a writing signed by an officer of Motorola and each other party whose rights or obligations are affected thereby. No failure or any delay on the part of Motorola in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall a single or partial exercise of any right, power or privilege constitute an election of remedy or otherwise preclude any other or future exercise thereof or the exercise of any other right, power or privilege granted by this Guarantee Agreement or by law. The rights, powers and privileges provided for herein are cumulative of each other and of those provided for by law and none of them are exclusive of any of the others or those provided for by law.

         9. Subject to the restrictions on assignment contained herein, this Guarantee Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Motorola shall have full right to assign its rights and delegate its obligations hereunder or any interest herein in full, or in part, in connection with any assignment (including but not limited to the sale of participations) of its rights under the Credit Agreement. Guarantor shall have no right to assign any of its rights or delegate any of its obligations hereunder to any other person or entity without the prior written consent of an officer of Motorola.

         10. Motorola shall endeavor to give Guarantor notice of default or non-performance by the Borrower in connection with any breach of the Note or the Credit Agreement, but no delay or failure by Motorola to give any such notice shall in any way detract from, limit or release the Guarantor from any of Guarantor's obligations under this Guarantee Agreement. The Guarantor hereby waives presentment, protest, notice of protest and notice of either dishonor, default or nonperformance in connection with any of Guarantor's obligations under this Guarantee Agreement to the fullest extent it may lawfully do so, and any and all demands and other notice of every kind that may be required to be given by law.

         11. Upon any determination that any provision hereof is invalid, illegal or unenforceable in any respect, this Guarantee Agreement shall be deemed to be modified accordingly so as to be valid and enforceable to the maximum extent allowed by law and the remaining terms and provisions of this Guarantee Agreement shall not be affected thereby and shall continue in full force and effect.

         12. This Guarantee Agreement shall be effective upon the date of execution hereof and the obligations of the Guarantor shall continue, subject to the next sentence, until the receipt by Motorola of payment in full of all amounts due Motorola under the Credit Agreement. The obligations of Guarantor under this Guarantee Agreement shall continue to be effective or shall be reinstated, as applicable, if at any time any payment received by Motorola with respect to any of the Guaranteed Obligations, or this Guarantee Agreement, is rescinded or must be returned to the Borrower upon the insolvency, bankruptcy or reorganization of the Borrower, and in each such case the rights of Motorola and Guarantor's obligations under this Guarantee Agreement shall be treated as though such payments were never made.

         13.Guarantor hereby acknowledges that this Guarantee Agreement is given in order to enhance the ability of the Borrower to perform its obligations to Motorola under the Credit Agreement.

         14.Nothing in this Guarantee Agreement or any of the other agreements related to the financing of the Borrower's paging system shall be deemed to constitute any kind of partnership, joint venture or other common enterprise between Guarantor and Motorola or any kind of fiduciary relationship between Motorola and Guarantor.

         15.Motorola shall have no liability to Guarantor under or in connection with the financing of the Borrower's paging system for any special, incidental, indirect, consequential or punitive damages of any kind or nature, even if such damages may be reasonably foreseeable.

         16.Guarantor hereby subordinates, to all rights of Motorola as against the Borrower, all rights to payment, claims, and other interests of Guarantor in or against Borrower.

         17. ANY SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY WITH RESPECT TO THIS AGREEMENT, OR ANY OTHER OBLIGATION OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT OF ANY THEREOF MAY BE BROUGHT IN THE APPROPRIATE COURT OF THE STATE OF ILLINOIS, U.S.A., OR IN THE APPROPRIATE U.S. DISTRICT COURT IN THE STATE OF ILLINOIS, U.S.A., AND EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. EACH PARTY HERETO AGREES THAT SERVICE OF ALL WRITS, PROCESS AND SUMMONSES IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN THE STATE OF ILLINOIS, U.S.A., MAY BE MADE UPON EACH PARTY AT ITS RESPECTIVE ADDRESS ABOVE. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING IN SAID COURTS BY THE MAILING THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT SUCH ADDRESS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         18. GUARANTOR AND MOTOROLA EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MIGHT HAVE TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION OR ACTION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE AGREEMENT OR THE NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY TO THIS GUARANTEE AGREEMENT OR THE NOTE.



                                     [GUARANTOR]


                                     By:____________________________________
                                     Its:___________________________________

                             SCHEDULE 1 TO GUARANTEE
                                       OF
                                   [GUARANTOR]

                     Secured Guarantees as of June 17, 1998

                             SCHEDULE 2 TO GUARANTEE
                                       OF
                                   [GUARANTOR]

                                  Subsidiaries

                                    EXHIBIT D

                      LIST OF SUBSIDIARIES OF THE BORROWER

                                      None.

                                    EXHIBIT E

                           FORM OF FINANCING STATEMENT

                                    EXHIBIT F

                      LIST OF ASSUMED NAMES OF THE BORROWER

                                      None